NUMBER
C 01067

SHARES

CARBIZ INC.

INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (ONTARIO)

CUSIP 140780 10 7

THIS CERTIFIES THAT **SPECIMEN**

is the registered holder of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL STOCK OF

CARBIZ INC.

transferable on the books of the Corporation by the registered holder or in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Registrar and Transfer Agent of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED
CIBC MELLON TRUST COMPANY CALGARY, ALBERTA
REGISTRAR AND TRANSFER AGENT

By **SPECIMEN**
AUTHORIZED OFFICER

PRESIDENT

CORPORATE SECRETARY

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE OFFICE OF CIBC MELLON TRUST COMPANY IN CALGARY, ALBERTA

THE CLASS OR SERIES OF SHARES REPRESENTED BY THIS CERTIFICATE HAS RIGHTS, PRIVILEGES, RESTRICTIONS OR CONDITIONS ATTACHED TO IT. THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES IN SO FAR AS THEY HAVE BEEN FIXED BY THE DIRECTORS, AND THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

____

(Name and Address of Transferee)

____

____ shares

registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

____ the attorney

of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

DATED:

______________________ (Signature of Witness) ______________________ (Signature of Shareholder)

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of recognized stock exchange.

Signature Guaranteed By: